                                                                   EXHIBIT 10.11
                                                                   -------------

                FACILITIES AND ADMINISTRATIVE SUPPORT AGREEMENT
                -----------------------------------------------

     THIS FACILITIES AND ADMINISTRATIVE SUPPORT AGREEMENT dated as of ____________, 1999 is made between CMGI, Inc. ("CMGI"), a Delaware corporation, and NaviSite, Inc. ("NaviSite"), a Delaware corporation.

                             Preliminary Statement
                             ---------------------

     NaviSite desires to obtain administrative and other services from CMGI, and CMGI is willing to furnish or make such services available to NaviSite.

     By this Agreement, CMGI and NaviSite desire to set forth the basis for CMGI's provision of services of the types referred to herein.

                                  Agreements
                                  ----------

     IT IS MUTUALLY agreed by CMGI and NaviSite (collectively the "Parties") as follows:

1.   Provision of Services.  Beginning on the date of this Agreement, CMGI will
     ---------------------
     provide or otherwise make available to NaviSite those CMGI-supplied services and third-party-supplied services paid for by CMGI on the bases set forth on Schedule A and Schedule B attached hereto and consistent with
                  ----------     ----------
     the parties' practices as of the date hereof (collectively the "Services").

2.   Billing and Payment.  CMGI shall submit monthly invoices to NaviSite for
     -------------------
     the Services, and NaviSite shall make payment within 30 days after its receipt of such invoices. Each invoice shall be itemized by the Service provided.

3.   Term and Termination. The initial term of this Agreement shall begin on the
     --------------------
     date of this Agreement and continue for a period of one year. This Agreement shall automatically renew at the end of the initial term for successive one-year periods unless terminated or modified in accordance with the following provisions:

     (a)  Entire Agreement. Either party may elect not to renew this Agreement,
          ----------------
          except for the Services set forth on Schedule A, upon 180 days'
                                               ----------
     written notice the other party prior to the expiration of the initial term or any renewal period.

     (b)  Individual Services.  Either party may terminate an individual Service
          -------------------
          or Services, except for the services set forth on Schedule A, upon 90
                                                            ----------
          days' written notice to the other party.

     (c)  Rent and Related Services.  Either party may terminate those Services
          -------------------------
          set forth on Schedule A upon 30 days' written notice to the other
                       ----------
          party prior to the expiration of the end of the initial term or any renewal period. [In addition, those services set forth on Schedule A
                                                                    ----------
          shall terminate effective upon the last day of the month in which NaviSite notifies CMGI that either (i) NaviSite's new facility at 400 Minuteman Road, Andover, Massachusetts is ready to be occupied by NaviSite or (ii) Navisite has vacated completely CMGI's facility at 100 Brickstone Square, Andover, Massachusetts, whichever is later.]

     (d)  Material Breach.  Either party may terminate this Agreement in the
          ---------------
          event of a material breach of this Agreement by the other party that is not cured within 30 days of written notice thereof from the other party.

     (e)  Automatic Termination.  This Agreement, other than the services set
          ---------------------
          forth on Schedule A, shall automatically terminate upon the date on
                   -----------
          which the ownership by CMGI of the outstanding voting capital stock of NaviSite shall first be less than 50% of the then outstanding voting capital stock of NaviSite.

4.   Limitation on Liability.  Neither party shall be liable to the other for
     -----------------------
     any amount in excess of the amount invoiced to NaviSite for the 12-month period preceding any event giving rise to liability. Neither party shall be liable to the other for consequential damages except for those arising out of intentional misconduct or gross negligence.

5.   Force Majeure.  CMGI shall be excused for failure to provide the Services
     -------------
     hereunder to the extent that such failure is directly or indirectly caused by an occurrence commonly known as force majeure, including, without
                                        -------------
     limitation, delays arising out of acts of God, acts or orders of a government, agency or instrumentality thereof (whether of fact or law), acts of public enemy, riots, embargoes, strikes or other concerted acts of workers (whether of CMGI or other persons), casualties or accidents, delivery of materials, transportation or shortage of cars, trucks, fuel, power, labor or materials or any other causes, circumstances or contingencies within or without the United States of America that are beyond the control of CMGI; provided,
                                                                   --------
     however, that CMGI shall use its best efforts to resume provision of the
     -------
     Services as soon as possible. Notwithstanding any events operating to excuse performance by CMGI, this Agreement shall continue in full force for the remainder of its term and any renewals thereof.

6.   Notices.  All notices, billings, requests, demands, approvals, consents and
     -------
     other communications which are required or may be given under this Agreement shall be in writing and will be deemed to have been duly given if delivered person ally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties at their respective addresses set forth below:


If to NaviSite:                      If to CMGI:

NaviSite, Inc.                       CMGI, Inc.
100 Brickstone Square                100 Brickstone Square
Andover, MA 01810                    Andover, MA 01810
Attn: Chief Financial Officer        Attn: Chief Financial Officer

7.   No Assignment. This Agreement shall not be assignable except with the prior
     -------------
     written consent of the other party to this Agreement.

8.   Applicable Law.  This Agreement shall be governed by and construed in
     --------------
     accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed therein.

9.   Amendments. This Agreement and all attachments hereto constitute the entire
     -----------
     agreement between the parties as to the subject matter hereof and supercede all prior negotiations, undertakings, representations and agreements, if any, of the parties hereto as to the subject matter hereof. This Agreement may not be amended orally but may be amended only by a written instrument signed by all of the parties hereto.

10.  Waivers.  The failure of either party to require strict performance by the
     -------
     other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

11.  Paragraph Titles.  The paragraph titles used in this Agreement are for
     ----------------
     convenience of reference only and will not be considered in the interpretation or construction of any of the provisions thereof.

12.  Counterparts; Facsimile Signatures.  This Agreement may be executed in two
     ----------------------------------
     counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CMGI, INC.                          NAVISITE, INC.

By:__________________________       By:___________________________

Name:________________________       Name:_________________________

Title:_______________________       Title:________________________

                                  Schedule A
                                  ----------

                           Rent and Related Services
                           -------------------------

-------------------------------------------------------------------------------
Services Provided by CMGI to                  Allocation of Cost to NaviSite
----------------------------                  ---------------------------------
NaviSite
---------
-------------------------------------------------------------------------------
1.   Brickstone Square Rent.  Provision       Allocated based on headcount
     of space located at the Andover          for NaviSite divided by
     Premises (approximately [11,000]         headcount for the CMGI
     square feet).                            Companies located at the
                                              Andover Premises.
--------------------------------------------------------------------------------
2.   Facilities.  Salary, fringe              Allocated based on: (a)
     benefits payroll taxes for the entire    percentage of time that the
     facility department.                     facilities department de
                                              votes to the Andover
                                              Premises, and (b) headcount
                                              for NaviSite divided by
                                              headcount for the CMGI
                                              Companies located at the
                                              Andover Premises.
-------------------------------------------------------------------------------
3.   Mass Electric.  Utilities pro-           Allocated based on headcount for
     provided by Massachusetts Electric.      NaviSite divided by headcount for
                                              the CMGI Companies located at the
                                              Andover Premises.
-------------------------------------------------------------------------------
4.   Office Cleaning Plant Maintenance.       Allocated based on headcount for
                                              NaviSite divided by headcount for
                                              the CMGI Companies located at the
                                              Andover Premises.
-------------------------------------------------------------------------------

Defined Terms:
--------------

Andover Premises       -       those premises located at 100 Brickstone Square,
                               Andover, MA 01810 leased by CMGI.

CMGI Companies         -       those companies which are controlled by CMGI or
                               in which CMGI holds an equity interest.

headcount              -       the number of employees employed by a particular
                               company on the last day of a given month.

                                   Schedule B
                                   ----------

                          Provision of Other Services
                          ---------------------------

-------------------------------------------------------------------------------
Services Provided by CMGI to               Allocation of Cost to NaviSite
----------------------------               ------------------------------
NaviSite
--------
--------------------------------------------------------------------------------
1.   [CMG Europe.  All overhead            [NaviSite is charged 50% of all costs
     costs for CMGI's European office of   associated with the European office.]
     Marcus Bicknell, his assistant and
     accountant.]

--------------------------------------------------------------------------------
2.   Internet Marketing.  Salary,          NaviSite is one of six CMGI Internet
     fringe benefits and taxes for         companies and absorbs [16]% of total
     [Bill White and his assistant         costs.
     (both at CMGI)].
--------------------------------------------------------------------------------
3.   Internet Development.  Salary,        NaviSite is one of six CMGI Internet
     fringe benefits and taxes for [Dave   companies and absorbs [16]% of total
     Andonian and his assistant (both at   costs.
     CMGI)].
--------------------------------------------------------------------------------

4.   Medical.  Monthly medical insurance   Allocated based on the number of
     premium.                              employees at NaviSite enrolled in the
                                           medical insurance plan divided by
                                           the number of employees at the CMGI
                                           Companies enrolled in the medical
                                           insurance plan, offset by amounts
                                           withheld from employees' pay .

--------------------------------------------------------------------------------
5.   Dental.  Monthly dental insurance     Allocated based on the number of
     premium.                              employees at NaviSite enrolled in the
                                           dental insurance plan divided by the
                                           number of employees at the CMGI
                                           Companies enrolled in the dental
                                           insurance plan, offset by amounts
                                           withheld from employees' pay.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Services Provided by CMGI to               Allocation of Cost to NaviSite
----------------------------               ------------------------------------
NaviSite
--------

--------------------------------------------------------------------------------
6.   Life and Long-term Disability.        Allocated based on headcount for
     Monthly insurance premium.            NaviSite divided by headcount for the
                                           CMGI Companies located at the
                                           Andover Premises.  (All employees of
                                           the CMGI Companies receive life and
                                           long-term disability insurance.)
--------------------------------------------------------------------------------
7.   Federal Express United Parcel         CMGI's Accounts Payable department
     Service.                              codes each individual charge based on
                                           the identity of the sender.
--------------------------------------------------------------------------------
8.   Pepsi Poland Springs.                 Allocated based on headcount for
                                           NaviSite divided by headcount for the
                                           CMGI Companies located at the
                                           Andover Premises.
--------------------------------------------------------------------------------
9.   Telephone.  Provision of com          Modem, fax and 800 lines are charged
     mon, modem, fax and 800 lines.        to NaviSite or the individual
                                           employee who is designated to that
                                           particular line. Common inbound and
                                           outbound lines are allocated based on
                                           headcount for NaviSite divided by
                                           headcount for the CMGI Companies
                                           located at the Andover Premises.
--------------------------------------------------------------------------------

10.  MobilComm Pageet Skytel               Charged back to the person or
     Cellular One.                         department which is assigned that
                                           particular pager or cell phone.
--------------------------------------------------------------------------------
11.  Maxout Fitness.  Fitness club         Allocated based on the number of
     membership.                           employees at NaviSite who belong to
                                           the fitness club.  The cost is
                                           offset by the fitness club dues that
                                           are withheld from the paycheck of
                                           each employee who is a member of
                                           the fitness club.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Services Provided by CMGI to                Allocation of Cost to NaviSite
----------------------------                ------------------------------------
NaviSite
--------
--------------------------------------------------------------------------------
12.  Legal Services.                        To the extent that legal fees and
                                            expenses of NaviSite are paid for by
                                            CMGI, such fees and expenses will be
                                            allocated based upon the actual use
                                            of the legal services.
--------------------------------------------------------------------------------

13.  KPMG.  Preparation of yearly           To the extent that legal fees and
     income tax  returns.                   expenses of NaviSite are paid for by
                                            CMGI, such fees and expenses will be
                                            allocated based upon the actual
                                            use of KPMG services.
--------------------------------------------------------------------------------
14.  Funding Flex Spending.                 Charged for amounts reimbursed to an
                                            employee through the flexible
                                            spending account on a person by
                                            person basis.
--------------------------------------------------------------------------------
15.  The TPA Fees.  Administration          Allocated based on number of
     of the flexible spending program.      employees at NaviSite enrolled in
                                            the program divided by the number
                                            of employees at the CMGI Companies
                                            enrolled in the program.
--------------------------------------------------------------------------------
16.  401K and 401K Match Funding.           NaviSite credits the 401K
                                            contribution and 401K matching
                                            contribution each month from its
                                            payroll entry to a 401K withholding
                                            account. Upon funding the 401K, CMGI
                                            charges back the funds to NaviSite.
                                            NaviSite then charges those funds to
                                            the 401K withholdings account.
                                            There is usually a lag time of 15
                                            days to 30 days for funding the
                                            401K.
--------------------------------------------------------------------------------

                                 Defined Terms
                                 -------------

Andover Premises    -    those premises located at 100 Brickstone Square,
                         Andover, MA 01810 leased by CMGI.

CMGI Companies   -       those companies that are controlled by CMGI or in which
                         CMGI holds an equity interest.

headcount        -       the number of employees employed by a particular
                         company on the last day of a given month.

                                       4